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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 33-41360,
No. 33-57609, No. 33-25519, No. 33-57607, and No. 33-45564) and on Form S-3
(No. 33-54747).


/s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 14, 1995











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